SUPPLEMENT DATED AUGUST 26, 2005

EQ ADVISORS TRUST

This Supplement updates the Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”), dated May 1, 2005. You may obtain a copy of the Prospectus or SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference.

Information Regarding EQ/FI Small/Mid Cap Value Portfolio

Effective on or about October 31, 2005, it is anticipated that the investment strategy of the EQ/FI Small/Mid Cap Value Portfolio will be changed to an investment strategy that seeks to invest primarily in mid-capitalization companies. Although a universal definition of medium market capitalization does not exist, the Adviser for the Portfolio generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Mid Cap 400 Index or the Russell Midcap Index. The name of EQ/FI Small/Mid Cap Value Portfolio will change, as a result of the investment strategy, to “EQ/FI Mid Cap Value Portfolio,” effective on or about October 17, 2005.